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                                                                   Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 12, 1999 relating to the financial statements for the year ended January 31, 1999, which appear in the Form 10-K for the year ended January 31, 2001. We also consent to the reference to us under the heading"Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 13, 2002